Consolidated communications

Investor Deck

Safe Harbor

Any statements other than statements of historical facts, including statements about management's beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management's views and assumptions regarding future events and business performance. Words such as "estimate," "believe," "anticipate," "expect," "intend," "plan, "target," "project," "should," "may," "will" and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include the ability of Consolidated Communications Holdings, Inc. (the "Company") to successfully integrate the operations of of SureWest Communications ("SureWest") and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company, including various risks to stockholders of not receiving dividends and risks to the Company's ability to pursue growth opportunities if the Company continues to pay dividends according to the current dividend policy; various risks to the price and volatility of the Company's common stock; the substantial amount of debt and the Company's ability to repay or refinance it or incur additional debt in the future; the Company's need for a significant amount of cash to service and repay the debt and to pay dividends on the Company's common stock; changes in the valuation of pension plan assets; restrictions contained in the Company's debt agreements that limit the discretion of management in operating the business; regulatory changes, including changes to subsidies, rapid development and introduction of new technologies and intense competition in the telecommunications industry; content costs are substantial and continue to increase; risks associated with the Company's possible pursuit of acquisitions; economic conditions in the Company's service areas; system failures; losses of large customers or government contracts; risks associated with the rights-of-way for the network; disruptions in the relationship with third party vendors; losses of key management personnel and the inability to attract and retain highly qualified management and personnel in the future; changes in the extensive governmental legislation and regulations governing telecommunications providers and the provision of telecommunications services; telecommunications carriers disputing and/or avoiding their obligations to pay network access charges for use of the Company's network; high costs of regulatory compliance; the competitive impact of legislation and regulatory changes on the telecommunications industry; and liability and compliance costs regarding environmental regulations. These and other risks and uncertainties are discussed in more detail in the Company's and SureWest's filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management's ability to control or predict. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the Company's filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Consolidated Communications Overview

- **One of the largest Independent Local Exchange Carriers in the US**
- **A leading provider of communications services leveraging our best-in-class broadband network to deliver a full suite of IP-based services**
- **Robust product portfolio for consumer, enterprise and wholesale service offerings as well as ownership in five wireless partnerships with VZ**
- **Delivering consistently strong cash flows in support of the dividend and continued investments for growth**

Key Metrics

As of June 30, 2012 *

LTM Financial Summary	
Total Revenue	$626.7MM
Adjusted EBITDA	$267.5MM
% Margin	*43%*
Q2 Payout Ratio - CNSL only	*59.6%*
Total Broadband Connections	**345,482**
Data Connections	242,648
Video Connections	102,834
Total Voice Connections	**392,782**
ILEC Residential Access Lines	157,293
ILEC Business Access Lines	117,070
Non-ILEC Voice Connections	118,419

* Pro forma results reflected as if SureWest had been acquired twelve months ago.

Diversified mix of both rural and suburban markets


KS
Topeka
Kansas City
Missouri
Wichita
IL
Chicago
Springfield
St. Louis
CA
Sacramento
San Francisco
Los Angeles
San Diego
TX
Dallas
Lufkin
Austin
Conroe
Houston
San Antonio
Katy
Corpus Christi
PA
Scranton
Pittsburgh
Harrisburg
Philadelphia
LEGEND
ILEC
CLEC
TX Regional Fiber Network

Executing on our Strategy

Diversify and improve revenue trends

Improve operating efficiency


Sustain
and grow
cash flow

Pursue selective acquisitions

Maintain effective capital deployment

Increase Revenue per Customer

- Attractive, feature rich broadband offerings
- Delivering video over our own robust network
- Multiple internet speeds and price points
- Bundles are 'sticky' and deepen customer relationships
- 80,000 triple play customers helping drive best-in-class access line performance
- 649,000 internet and 518,000 video marketable homes

High Speed Internet Growth



250
225
200
226.7
228.3
233.4
236.7
238.8
242.6
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

Video Growth & Penetration of MH



115
100
85
30%
20%
10%
0%
19.5%
19.4%
19.6%
19.8%
19.9%
19.9%
93.5
95.3
97.9
100.8
102.0
102.8
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12

* Metrics are pro forma for SureWest for all periods presented

Commercial, Enterprise & Carrier Growth

- Hosted VOIP and Advanced ethernet solutions are drivers of commercial and enterprise growth
- Deploying Consolidated's commercial sales and CLEC "edge-out" strategy into the California and Kansas City markets while utilizing capital investments already completed
  - Target 5-500 line businesses with existing and extended network
- Up-selling existing enterprise customers and extending network for new opportunities with short paybacks to capture growing data demand
- Leverage Texas regional fiber network with 2,500 route miles
  - Majority owned serving all the major cities in Texas
- Extensive focus on success based fiber-to-the-tower opportunities
  - Serving 665 fiber fed towers with $14 million in annualized revenue under contract

Diversifying and Improving Revenue Trends

Revenue



$MM
Revenue
CNSL
SURW
$153.6
$155.5
$157.2
$156.2
$157.8
$61.0
$63.0
$63.5
$62.8
$64.8
$92.6
$92.5
$93.7
$93.4
$93.0
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012



CNSL Pro Forma
Residential/Other, 16%
Switched Access, 3%
Subsidies, 8%
Broadband/Business, 73%

Disciplined Approach to Capital Expenditures

Current CapEx Breakdown



Video Growth 20%
Maintenance 40%
Network Expansion / Success-based 40%

2012 Pro Forma guidance of $110MM - $115MM

- **Major investments in the network have been made**
- **Significant flexibility in capital spend levels**
- **Success-based / growth capital expenditures supported by a business model that generates acceptable returns**
- **SureWest transaction results in $5MM to $10MM of capex synergies in 2013**

Wireless Partnerships Provide Add'l Diversification

- Five partnerships, all are managed by Verizon Wireless and overlap with our ILEC and CLEC markets
- Growth moderated in 2011 due to handset subsidies
- Two of three RSAs near completion on LTE build-out



Cash Distributions to CNSL
$MM
$7.0
$12.9
$15.1
$17.6
$22.4
$27.4
$28.3
2005
2006
2007
2008
2009
2010
2011

CNSL Selective Acquisition Criteria

SureWest transaction met our criteria

✔ ▪ **Attractiveness and diversification of markets and revenues**
- High growth, affluent markets
- Minimal regulatory subsidy and access revenues
- Edge-out CLEC provides synergy with ILEC

✔ ▪ **Quality of the network for competitive product offerings**
- Well maintained infrastructure and plant
- FTTH and short loops enable higher broadband speeds and efficient video overlay

✔ ▪ **Ability to integrate efficiently and produce significant synergies**
- Leverage proven systems, processes and talent
- $25 million in operating expense synergies
- $5 - $10 million in capital expense synergies

✔ ▪ **Improve the balance sheet and cash flow characteristics**
- Improves net leverage over time
- Significantly lowered the senior secured leverage
- Maintains a comfortable dividend payout ratio

Debt Profile

Current Net Leverage is 4.19X

Targeting Net Leverage in mid 3's



$MM
500
450
400
350
300
250
200
150
100
50
0
9
9
9
458
5
5
50
5
381
300
2012
2013
2014
2015
2016
2017
2018
2019
2020
Amortization
Revolving Credit Facility
Term Loan
Senior Unsecured Notes

* Revolving Credit Facility is currently drawn at $35 million.

* Net Leverage defined as Total Debt divided by Adjusted EBITDA.

Investment Highlights

- Attractive and Diversified Markets
- Consistently Deliver Solid Financial Results
- Sustainable and Attractive Dividend Yield
- Experienced Management Team
- Best-in-Class Operating Metrics
- Advanced IP Network

Consolidated communications

Appendix

GAAP Reconciliation

The enclosed material includes disclosures regarding "EBITDA", "adjusted EBITDA", "cash available to pay dividends" and the related "dividend payout ratio" and "total net debt to last twelve month adjusted EBITDA coverage ratio", all of which are non-GAAP financial measures. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income or net income per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and the non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow.

Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under the credit facility in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented. EBITDA is defined as net earnings before interest expense, income taxes, depreciation and amortization on a historical basis. We believe net cash provided by operating activities is the GAAP financial measure most directly comparable to EBITDA.

Cash available to pay dividends represents adjusted EBITDA plus cash interest income less (1) cash interest expense, (2) capital expenditures and (3) cash income taxes; this calculation differs in certain respects from the similar calculation used in the credit agreement.

We present adjusted EBITDA, cash available to pay dividends and the related dividend payout ratio for several reasons. Management believes adjusted EBITDA, cash available to pay dividends and the dividend payout ratio are useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt) and pay dividends. In addition, we have presented adjusted EBITDA, cash available to pay dividends and the dividend payout ratio to investors in the past because they are frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting them here provides a measure of consistency in our financial reporting. Adjusted EBITDA and cash available to pay dividends, referred to as Available Cash in our credit agreement, are also components of the restrictive covenants and financial ratios contained in the agreements governing our debt that require us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt and to pay dividends. The definitions in these covenants and ratios are based on adjusted EBITDA and cash available to pay dividends after giving effect to specified charges.

GAAP Reconciliation (con't)

In addition, adjusted EBITDA, cash available to pay dividends and the dividend payout ratio provide our board of directors with meaningful information to determine, with other data, assumptions and considerations, our dividend policy and our ability to pay dividends under the restrictive covenants in the agreements governing our debt and to measure our ability to service and repay debt. We present the related "total net debt to last twelve month adjusted EBITDA coverage ratio" principally to put other non-GAAP measures in context and facilitate comparisons by investors, security analysts and others; this ratio differs in certain respects from the similar ratio used in our credit agreement.

These non-GAAP financial measures have certain shortcomings. In particular, adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. Similarly, while we may generate cash available to pay dividends, we are not required to use any such cash to pay dividends, and the payment of any dividends is subject to declaration by our board of directors, compliance with applicable law and the terms of our credit agreement. Because adjusted EBITDA is a component of the dividend payout ratio and the ratio of total net debt to last twelve month adjusted EBITDA, these measures are also subject to the material limitations discussed above. In addition, the ratio of total net debt to last twelve month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes these ratios are useful as a means to evaluate our ability to incur additional indebtedness in the future.

We present the non-GAAP measures adjusted diluted net income per share and adjusted diluted net income attributable to common stockholders because our net income and net income per share are regularly affected by items that occur at irregular intervals or are non-cash items. We believe that disclosing these measures assists investors, securities analysts and other interested parties in evaluating both our company over time and the relative performance of the companies in our industry.

Adjusted EBITDA Reconciliation

($ in thousands)

Consolidated Communications	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011
EBITDA:				
Net cash provided by operating activities	$ 28,679	$ 22,800	$ 36,875	$ 32,106
Adjustments:				
Compensation from restricted share plan	(589)	(501)	(460)	(583)
Other adjustments, net	(226)	(3,149)	(8,076)	(2,572)
Changes in operating assets and liabilities	(3,089)	4,871	2,106	(824)
Interest expense, net	16,893	14,600	11,611	13,447
Income taxes	1,200	1,009	4,435	2,723
EBITDA	42,868	39,630	46,491	44,297
Adjustments to EBITDA:				
Other, net	(4,552)	(48)	(7,366)	(5,542)
Investment distributions	5,901	6,211	8,718	6,948
Non-cash compensation	589	501	460	583
Adjusted EBITDA	$ 44,806	$ 46,294	$ 48,303	$ 46,286

SureWest Communications	Three Months Ended June 30, 2012	Three Months Ended March 31, 2012	Three Months Ended December 31, 2011	Three Months Ended September 30, 2011
EBITDA:				
Net cash provided by operating activities	$ 14,415	$ 15,490	$ 20,250	$ 21,264
Adjustments:				
Compensation from restricted share plan	(2,681)	(1,359)	(763)	(747)
Other adjustments, net	(10,483)	110	(835)	(5,266)
Changes in operating assets and liabilities	4,655	(2,055)	(1,354)	1,748
Interest expense, net	2,650	2,188	2,071	2,493
Income taxes	(1,883)	(622)	1,124	289
EBITDA	6,673	13,752	20,493	19,781
Adjustments to EBITDA:				
Other, net	10,488	4,340	346	351
Non-cash compensation	2,681	1,359	763	747
Adjusted EBITDA	$ 19,842	$ 19,451	$ 21,602	$ 20,879

Payout Ratio

CNSL Only

Consolidated Communications Holdings, Inc.
Cash Available to Pay Dividends
(Dollars in thousands)
(Unaudited)

	Three Months Ended June 30, 2012	
Adjusted EBITDA	$	44,806
- Cash interest expense		(13,681)
- Capital expenditures		(10,926)
- Cash income taxes		(746)
Cash available to pay dividends	$	19,453
Dividends Paid	$	11,602
Payout Ratio		59.6%

* The above calculation excludes the principal payments on the amortization of our debt.